UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2012

Date of reporting period:  August 31, 2012

Item 1. Reports to Stockholders.

Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

August 31, 2012

Investment Adviser

Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	24

NOTICE OF PRIVACY POLICY & PRACTICES	25

ADDITIONAL INFORMATION	26

Dear Shareholder,

This past year we saw both a downturn in the equity markets during the latter part of 2011, followed in 2012 by a surge in equity markets driven by greater risk appetites and speculation.  In both market conditions the Fund performed relative to its benchmark, the Russell 2000® Value Index, as we expected it to.  While it is not always the case, typically in down markets the Fund should outperform the Russell 2000® Value Index, and in up markets the Fund will generally underperform the Russell 2000® Value Index.  This is a reflection of the goal of the fund to invest in only, what we believe to be, the strongest small companies. We applied a Graham/Dodd valuation methodology looking for inefficiently priced small/micro-cap companies with robust “fortress balance sheets” and ample free cash flow that in most cases are managed by what we call “Founder/Owner Operator” management teams.  In periods of trepidation, our companies will typically weather the storm better than their peers.  In speculative periods, where solid earnings and healthy balance sheets are not as important, our companies will typically do well, but not as well as the more speculative issues.

Performance

For the Fund’s fiscal year ended August 31, 2012 the Fund returned 6.40% vs. the Russell 2000® Value Index, which returned 14.08% and the Russell Microcap® Value Index, which returned 17.28%.

Issue Specific

As of the Fund year end of August 31, 2012, issue specific performance that has aided the performance of the Fund has been led by: Sturm Ruger & Company up +51.48% and Granite Construction, Inc. up +40.35%.  An issue of note that has hurt the performance of the Fund is National Presto Industries, Inc., down -15.67%, and Unit Corporation down -15.62% year to date as of August 31, 2012.

Just prior to the November election, we find ourselves compelled as a function of our fiduciary responsibility, to communicate to you the risks as we see them to the economic and market landscape in the U.S.

Risk to the economic landscape in the U.S.

•
Federal Spending and Debt: We continue to see Federal spending and debt as a plague to the economy and eventually the equity markets, along with bureaucratic regulation growth and the uncertainty in 2013 of the impending “fiscal cliff”.

•	Unemployment: The unemployment rate has stubbornly stayed above 8%; unemployment, underemployment, and search abandonment have remained high and are a barometer of this uncertain recovery.

In the 2nd quarter of 2012, a deterioration in economic bid/quote activity, order bookings, employment hiring, capital formation and capital property, plant and equipment (PP&E) expenditures argue for a rotation or sale of cyclical or industrial and technology sectors, which was evident in the quarter.  Capitalized multiple assignments, such as Price/Earnings (P/E), Price/EBITDA (P/EBITDA), Enterprise Value/EBITDA (EV/EBITDA) or Price/Sales (P/S), contracted as expected in the cyclical leverage sectors. However, there was a notable rotation to speculative C and D rated, high beta/low quality common stocks, or toward more “story concept” stocks such as pharmaceutical and biotechnology issues. This is curious, since stocks that are cash void and have debt leveraged balance sheets should rollover rather than form market price leadership in the late stages of the economic cycle.

The passage of the Affordable Health Care Act of 2012, which wrests control of the 18% of gross domestic product (GDP) healthcare sector to President Obama’s jurisdiction, may retard the demographic battle to rein in costs. The proliferation of rationed medicine, death boards, reimbursement caps and universal insurance coverage should operate as a regulatory depressant to technology formation in medicine, devices and bio-technology, in addition to the taxes levied on device manufacturers. Here again 5 of the top 30 Russell 2000® Index stock performers in the 2nd quarter of 2012, bio-technology and pharmaceutical drug original equipment manufacturer (OEM) issues that face the future assault of The Affordable Healthcare Act; yet the stocks rally!

The zero rate environment of the Federal Reserve should have been an elixir to cash dividend yield focused equity issues, which performed muted at best. The margin-of-safety cushion in yield, which failed to limit the sell-off in price, now measures normalized common stocks approaching 3%-4% yields.

Unemployment is trending in the low 8% range with the rhetoric of the “jobless recovery” which still is 4,700,000 jobs below the 2007 peak. Given the reality of the current economic malaise, there remains a stratified demand for high skill educated professional and technical employees while the minimum wage unskilled entry level jobs which have gone unfilled.

Potential Opportunities

If at the end of the upcoming election cycle, we get a sound economic and regulatory policy out of Washington, and a clear and positive leader in the White House, we believe in that environment a more positive sentiment will develop and the current anemic recovery will assume a more historic recovery pattern.

Year End Perspective

A recent late July 2012 opinion editorial column in the Wall Street Journal was highlighted by a 26 month graph of GDP growth which began in December 1982 and July 2010 to show the differences in two economic recoveries. The Reagan Era green line was double plus the anemic Obama Era red line, the output gap in GDP is the lost productivity and misery heaped on the U.S. taxpayer, laborer, capitalist, inventor, investor, researcher and business owner. Americans will venture this November to the polls and given our Founder/Owner/Operator aptitude toward business culture and fluid, flexible, pragmatic and sense of urgency business models, we hope the citizenry have a Reagan moment. President Calvin “Silent Cal” Coolidge lowered tax rates and reduced the Federal bureaucracy by 35% in scope and size which aided the Roaring 20’s economy. We believe this is the course of action required rather than the rhetoric of a civil agitator presiding over an anemic and listless economy. Time is short; and we join American businesses and investors as we await the outcome of the November election.

Regardless of the outcome of the election however, we believe the defensive characteristics of the Fund, with our emphasis on “Fortress Balance sheets” and “Founder Owner Operator” should aid us in both our relative and absolute performance for the new year.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Microcap® Value Index measures the performance of the microcap value segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  You cannot invest directly in an index.

Price/Earnings (P/E) Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

Price/EBITDA (P/EBITDA) is the ratio of a company’s stock price to its earnings before interest, tax, depreciation, and amortization.

Enterprise Value/EBITDA (EV/EBITDA) is a financial ratio that measures a company’s return on investment.

Price to Sales (P/S) is a ratio for valuing a stock relative to its own past performance.  Price to sales is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months.

Beta is a measure of volatility of a security or a portfolio in comparison to the market as a whole.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/12 – 8/31/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/12	8/31/12	3/1/12 – 8/31/12*
Actual	$1,000.00	$976.10	$6.46
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.60

* Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $30 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of August 31, 2012 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)
Total Returns as of August 31, 2012

		Annualized
			Since Inception
	Six Months	One Year	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	-2.39%	6.40%	1.41%
Russell 2000 Value Index	2.03%	14.08%	2.59%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase.  Performance quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

August 31, 2012

	Shares	Value
COMMON STOCKS – 94.68%

Accommodation – 1.48%
Marcus Corp.	1,895	$24,464
Monarch Casino & Resort, Inc. (a)	2,340	17,644
		42,108
Animal Production – 1.56%
Cal-Maine Foods, Inc.	1,105	44,399
Chemical Manufacturing – 7.37%
Aptargroup, Inc.	2,450	124,092
Balchem Corp.	655	23,894
KMG Chemicals, Inc.	1,805	33,086
Stepan Co.	185	17,671
Zep, Inc.	725	10,491
		209,234
Clothing and Clothing Accessories Stores – 6.15%
Buckle, Inc.	230	10,474
JOS A Bank Clothiers, Inc. (a)	3,410	164,260
		174,734
Computer and Electronic Product Manufacturing – 7.50%
Atrion Corp.	110	23,888
Badger Meter, Inc.	460	15,599
Bio-Rad Laboratories, Inc. – Class A (a)	165	16,563
Cabot Microelectronics Corp.	565	18,798
Cubic Corp.	795	40,139
Espey Manufacturing & Electronics Corp.	750	20,242
Koss Corp.	2,155	10,689
Lakeland Industries, Inc. (a)	3,885	26,689
LSI Industries, Inc.	1,615	10,530
MKS Instruments, Inc.	1,105	29,956
		213,093
Credit Intermediation and Related Activities – 1.07%
First of Long Island Corp.	750	22,462
Orrstown Financial Services, Inc. (a)	900	7,875
		30,337
Electrical Equipment, Appliance,
and Component Manufacturing – 3.45%
National Presto Industries, Inc.	860	62,539
Powell Industries, Inc. (a)	940	35,645
		98,184

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2012

	Shares	Value
Fabricated Metal Product Manufacturing – 8.01%
CPI Aerostructures, Inc. (a)	1,775	$22,010
Lincoln Electronic Holdings, Inc.	380	15,675
LS Starrett Co.	845	10,715
Sturm Ruger & Co., Inc.	3,270	141,591
Synalloy Corp.	2,855	37,401
		227,392
Food and Beverage Stores – 3.43%
Harris Teeter Supermarkets, Inc.	1,440	56,261
Weis Markets, Inc.	980	41,307
		97,568
Food Manufacturing – 7.47%
Flowers Foods, Inc.	2,647	54,661
J & J Snack Foods Corp.	2,195	125,334
Sanderson Farms, Inc.	540	23,771
Tootsie Roll Industries, Inc.	334	8,474
		212,240
Heavy and Civil Engineering Construction – 5.02%
Granite Construction, Inc.	5,170	142,537
Insurance Carriers and Related Activities – 0.85%
Erie Indemnity Co. – Class A	380	24,233
Machinery Manufacturing – 13.98%
Columbus McKinnon Corp. (a)	620	9,188
Dril-Quip, Inc. (a)	630	44,125
Gorman-Rupp Co.	4,123	113,548
Graham Corp.	1,280	24,333
Gulf Island Fabrication, Inc.	2,165	56,334
Gulfmark Offshore, Inc. – Class A (a)	685	24,030
Hardinge, Inc.	2,956	26,574
Lufkin Industries, Inc.	405	21,230
Mfri, Inc. (a)	2,760	18,409
Sauer-Danfoss, Inc.	400	15,252
SIFCO Industries, Inc.	1,750	32,970
Twin Disc, Inc.	605	11,199
		397,192
Management of Companies and Enterprises – 0.48%
Bar Harbor Bankshares	380	13,585

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2012

	Shares	Value
Merchant Wholesalers, Nondurable Goods – 1.11%
Hawkins, Inc.	820	$31,668

Miscellaneous Manufacturing – 9.37%
ICU Medical, Inc. (a)	535	29,693
Johnson Outdoors, Inc. – Class A (a)	2,290	46,464
Merit Medical Systems, Inc. (a)	2,452	34,940
Mine Safety Appliances Co.	1,080	37,659
Oil-Dri Corp. of America	885	20,267
Utah Medical Products, Inc.	2,880	97,372
		266,395
Nonmetallic Mineral Product Manufacturing – 2.63%
Apogee Enterprises, Inc.	2,210	34,918
Eagle Materials, Inc.	930	39,665
		74,583
Oil and Gas Extraction – 3.13%
Unit Corp. (a)	2,240	89,107

Plastics and Rubber Products Manufacturing – 1.25%
Span-America Medical Systems, Inc.	2,125	35,551

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.40%
KBW, Inc.	500	7,645
Value Line, Inc.	335	3,769
		11,414
Sporting Goods, Hobby, Book, and Music Stores – 0.98%
Cabela’s, Inc. (a)	580	27,846

Support Activities for Mining – 1.22%
Dawson Geophysical Co. (a)	510	10,848
RPC, Inc.	1,940	23,765
		34,613
Transportation Equipment Manufacturing – 4.77%
Astec Industries, Inc. (a)	770	22,584
LB Foster Co.	2,315	74,427
Sun Hydraulics Corp.	1,665	38,545
		135,556

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2012

	Shares	Value
Truck Transportation – 1.27%
Marten Transport Ltd.	820	$14,465
Werner Enterprises, Inc.	965	21,471
		35,936
Water Transportation – 0.73%
Kirby Corp. (a)	395	20,797
TOTAL COMMON STOCKS (Cost $2,609,134)		2,690,302

SHORT-TERM INVESTMENTS – 5.96%
First American Prime Obligations Fund – Class Z, 0.066% (b)	169,307	169,307
TOTAL SHORT-TERM INVESTMENTS (Cost $169,307)		169,307

Total Investments (Cost $2,778,441) – 100.64%		2,859,609
Liabilities in Excess of Other Assets – (0.64%)		(18,255)
TOTAL NET ASSETS – 100.00%		$2,841,354

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2012.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value (cost $2,778,441)	$2,859,609
Dividends and interest receivable	2,415
Receivable from Adviser	23,575
Receivable for Fund shares sold	7,000
Other assets	3,849
Total Assets	2,896,448

Liabilities
Payable to affiliates	35,344
Accrued expenses and other liabilities	19,750
Total Liabilities	55,094
Net Assets	$2,841,354

Net Assets Consist Of:
Paid-in capital	$2,735,682
Accumulated undistributed net investment income	10,458
Accumulated net realized gain	14,046
Net unrealized appreciation on investments	81,168
Net Assets	$2,841,354

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	278,541

Net asset value, redemption price and offering price per share(1)	$10.20

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2012

Investment Income
Dividend income	$45,630
Interest income	50
Total Investment Income	45,680

Expenses
Administration fees	35,481
Transfer agent fees and expenses	27,334
Fund accounting fees	27,236
Advisory fees	25,988
Audit and tax fees	15,998
Custody fees	13,041
Legal fees	11,087
Chief Compliance Officer fees and expenses	8,012
Federal and state registration fees	7,014
Trustees’ fees and related expenses	5,989
Reports to shareholders	2,353
Other expenses	3,639
Total Expenses	183,172
Less waivers and reimbursement by Adviser (Note 4)	(147,950)
Net Expenses	35,222

Net Investment Income	10,458

Realized and Unrealized Gain on Investments
Net realized gain from investments	17,100
Change in net unrealized appreciation on investments	148,241
Net Realized and Unrealized Gain on Investments	165,341
Net Increase in Net Assets from Operations	$175,799

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	August 31, 2012	August 31, 2011(1)
From Operations
Net investment income (loss)	$10,458	$(2,866)
Net realized gain from investments	17,100	8,037
Net change in unrealized appreciation (depreciation)
on investments	148,241	(67,073)
Net increase (decrease) in net assets from operations	175,799	(61,902)

From Distributions
Net realized gain on investments	(8,225)	—
Net decrease in net assets resulting
from distributions paid	(8,225)	—

From Capital Share Transactions
Proceeds from shares sold	1,645,387	1,597,888
Net asset value of shares issued to shareholders
in payment of distributions declared	1,729	—
Costs for shares redeemed(2)	(496,074)	(13,248)
Net increase in net assets from capital
share transactions	1,151,042	1,584,640

Total Increase in Net Assets	1,318,616	1,522,738

Net Assets
Beginning of period	1,522,738	—
End of period	$2,841,354	$1,522,738

Accumulated Undistributed
Net Investment Income	$10,458	$—

(1)	The Fund commenced operations on December 31, 2010.
(2)	Net of redemption fees of $3 and less than $1 for the periods ended August 31, 2012 and August 31, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	August 31, 2012		August 31, 2011(1)
Net Asset Value, Beginning of Period	$9.62		$10.00

Income from investment operations:
Net investment income (loss)(2)	0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	0.57		(0.34)
Total from investment operations	0.61		(0.38)

Less distributions paid:
From net realized gain on investments	(0.03)		—
Total distributions paid	(0.03)		—
Paid-in capital from redemption fees (Note 2)(5)	0.00		0.00
Net Asset Value, End of Period	$10.20		$9.62
Total Return(3)	6.40%		(3.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,841		$1,523
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	7.75%		24.08%
After waiver and expense reimbursement(4)	1.49	%(6)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(4)	(5.82)%		(22.69)%
After waiver and expense reimbursement(4)	0.44%		(0.61)%
Portfolio turnover rate(3)	11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
(6)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
August 31, 2012

(1)	Organization

Trustfor Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2012

Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$2,690,302	$—	$—	$2,690,302
Total Equity	2,690,302	—	—	2,690,302
Short-Term Investments	169,307	—	—	169,307
Total Investments
in Securities	$2,859,609	$—	$—	$2,859,609

During the year ended August 31, 2012, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers as of the end of the reporting period. The Fund held no Level 3 securities during the year ended August 31, 2012.  The Fund did not hold any financial derivative instruments during the reporting period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2012

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2012, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the year ended August 31, 2012 amounting to $3.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2012

(g)	Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended August 31, 2012 and August 31, 2011 were as follows:

	August 31, 2012	August 31, 2011
Ordinary Income	$8,225	$—
Long-Term Capital Gain	—	—

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,793,759
Gross tax unrealized appreciation	236,582
Gross tax unrealized depreciation	(170,732)
Net tax unrealized appreciation	$65,850
Undistributed ordinary income	11,715
Undistributed long-term capital gain	28,107
Total distributable earnings	$39,822
Other accumulated gains (losses)	—
Total accumulated gains	$105,672

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 31, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.00% prior to December 29, 2011 and 1.30% on and after December 29, 2011 (the “Expense

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2012

Limitation Cap”) of the Fund’s average daily net assets.  For the year ended August 31, 2012, expenses of $147,950 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2014	$103,740
August 31, 2015	$147,950

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended August 31, 2012, the Fund incurred $35,481 in administration fees.  At August 31, 2012, the Administrator was owed fees of $10,958.

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended August 31, 2012, the Fund incurred $27,236, $27,334, and $13,041 in fund accounting, transfer agency, and custody fees, respectively.  At August 31, 2012, fees of $9,223, $9,381, and $3,112 were owed for fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2012, the Fund was allocated $8,012 of the Trust’s Chief Compliance Officer fees.  At August 31, 2012, fees of $2,670 were owed by the Fund to USBFS for Chief Compliance Officer services.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2012

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	August 31, 2012	August 31, 2011(1)
Shares sold	168,222	159,601
Shares redeemed	(48,064)	(1,392)
Shares reinvested	174	—
Net increase	120,332	158,209

(1)	The Fund commenced operations on December 31, 2010.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2012, were $1,338,985 and $271,046, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2012, Charles Schwab & Co., Inc., for the benefit of its customers, held 39.43% of the Fund’s outstanding shares.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Morgan Dempsey Small/Micro Cap Value Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of August 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Dempsey Small/Micro Cap Value Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
October 30, 2012

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 79.08% of its ordinary income distribution for the year ended August 31, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2012, 79.08% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	27	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	27	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	27	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		Fund complex
			(a broker-dealer)		(two closed-
			(1997–2007).		end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	27	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age:50	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since Sept.
	Officer	10, 2008
(Treasurer)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer and	January 26,	U.S. Bancorp Fund
Age: 65	Anti-Money	2011	Services, LLC
	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 33		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the period ended June 30, 2012 is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
309 North Water Street
Suite 510
Milwaukee, Wisconsin 53202

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$13,500	$13,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ Joseph Neuberger
Joseph Neuberger, President

Date  November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Joseph Neuberger
Joseph Neuberger, President

Date  November 5, 2012

By (Signature and Title)*    /s/ John Buckel
John Buckel, Treasurer

Date  November 5, 2012

* Print the name and title of each signing officer under his or her signature.